Exhibit 99.2

SEMPRA ENERGY
Table F (Unaudited)
STATEMENTS OF OPERATIONS DATA BY SEGMENT

Three months ended June 30, 2018
(Dollars in millions)	SDG&E	SoCalGas	Sempra Texas Utility	Sempra South American Utilities	Sempra Mexico	Sempra Renewables	Sempra LNG & Midstream	Consolidating Adjustments, Parent & Other	Total

Revenues	$1,051	$772	$—	$389	$310	$40	$79	$(77)	$2,564
Cost of sales and other expenses	(667)	(565)	—	(301)	(123)	(23)	(91)	59	(1,711)
Depreciation and amortization	(169)	(138)	—	(15)	(43)	(14)	(11)	(2)	(392)
Impairment losses	—	—	—	—	—	—	(1,300)	—	(1,300)
Other income (expense), net	25	13	—	2	(95)	—	—	1	(54)
Income (loss) before interest and tax(1)	240	82	—	75	49	3	(1,323)	(19)	(893)
Net interest (expense) income(2)	(52)	(26)	—	(3)	(14)	(3)	6	(150)	(242)
Income tax (expense) benefit	(42)	(23)	—	(21)	55	58	506	50	583
Equity earnings (losses), net	—	—	114	—	71	(187)	1	(3)	(4)
(Earnings) losses attributable to noncontrolling interests	—	—	—	(7)	(64)	20	46	—	(5)
Earnings (losses)	$146	$33	$114	$44	$97	$(109)	$(764)	$(122)	$(561)

Three months ended June 30, 2017
(Dollars in millions)	SDG&E	SoCalGas	Sempra Texas Utility	Sempra South American Utilities	Sempra Mexico	Sempra Renewables	Sempra LNG & Midstream	Consolidating Adjustments, Parent & Other	Total

Revenues	$1,058	$770	$—	$381	$273	$26	$122	$(97)	$2,533
Cost of sales and other expenses(3)	(655)	(564)	—	(294)	(130)	(20)	(71)	80	(1,654)
Depreciation and amortization	(166)	(126)	—	(13)	(37)	(10)	(11)	(5)	(368)
Impairment losses	—	—	—	—	(71)	—	—	—	(71)
Other income, net(3)	19	24	—	2	60	1	—	2	108
Income (loss) before interest and tax(1)(4)	256	104	—	76	95	(3)	40	(20)	548
Net interest (expense) income(2)	(49)	(27)	—	(5)	(17)	(2)	3	(55)	(152)
Income tax (expense) benefit	(54)	(19)	—	(20)	(102)	5	(18)	41	(167)
Equity earnings, net(4)	—	—	—	—	—	16	2	—	18
(Earnings) losses attributable to noncontrolling interests	(4)	—	—	(6)	15	7	—	—	12
Earnings (losses)	$149	$58	$—	$45	$(9)	$23	$27	$(34)	$259

(1)
Management believes Income (Loss) Before Interest and Tax is a useful measurement of our segments' performance because it can be used to evaluate the effectiveness of our operations exclusive of interest and income tax, neither of which is directly relevant to the efficiency of those operations.

(2)	Includes interest income, interest expense and preferred dividends.

(3)	As adjusted for the retrospective adoption of ASU 2017-07.

(4)	As adjusted for a reclassification to conform to current year presentation.

SEMPRA ENERGY
Table F (Unaudited)
STATEMENTS OF OPERATIONS DATA BY SEGMENT

Six months ended June 30, 2018
(Dollars in millions)	SDG&E	SoCalGas	Sempra Texas Utility	Sempra South American Utilities	Sempra Mexico	Sempra Renewables	Sempra LNG & Midstream	Consolidating Adjustments, Parent & Other	Total

Revenues	$2,106	$1,898	$—	$815	$618	$65	$183	$(159)	$5,526
Cost of sales and other expenses	(1,308)	(1,278)	—	(638)	(252)	(44)	(193)	123	(3,590)
Depreciation and amortization	(335)	(273)	—	(29)	(86)	(27)	(22)	(6)	(778)
Impairment losses	—	—	—	—	—	—	(1,300)	—	(1,300)
Other income (expense), net	53	46	—	3	(2)	—	—	(1)	99
Income (loss) before interest and tax(1)	516	393	—	151	278	(6)	(1,332)	(43)	(43)
Net interest (expense) income(2)	(103)	(53)	—	(7)	(29)	(6)	11	(266)	(453)
Income tax (expense) benefit	(98)	(82)	—	(41)	(100)	65	494	56	294
Equity earnings (losses), net	—	—	129	1	30	(182)	1	(3)	(24)
Losses (earnings) attributable to noncontrolling interests	1	—	—	(14)	(62)	41	46	—	12
Earnings (losses)	$316	$258	$129	$90	$117	$(88)	$(780)	$(256)	$(214)

Six months ended June 30, 2017
(Dollars in millions)	SDG&E	SoCalGas	Sempra Texas Utility	Sempra South American Utilities	Sempra Mexico	Sempra Renewables	Sempra LNG & Midstream	Consolidating Adjustments, Parent & Other	Total

Revenues	$2,115	$2,011	$—	$793	$537	$48	$254	$(194)	$5,564
Cost of sales and other expenses(3)	(1,275)	(1,367)	—	(620)	(251)	(35)	(199)	163	(3,584)
Depreciation and amortization	(329)	(252)	—	(26)	(73)	(19)	(21)	(8)	(728)
Impairment losses	—	—	—	—	(71)	—	—	—	(71)
Other income (expense), net(3)	41	38	—	5	187	1	1	9	282
Income (loss) before interest and tax(1)(4)	552	430	—	152	329	(5)	35	(30)	1,463
Net interest (expense) income(2)	(98)	(52)	—	(9)	(47)	(5)	9	(113)	(315)
Income tax (expense) benefit	(144)	(117)	—	(39)	(244)	16	(19)	85	(462)
Equity earnings (losses), net(4)	—	—	—	1	(9)	18	3	—	13
(Earnings) losses attributable to noncontrolling interests	(6)	—	—	(13)	10	10	—	—	1
Earnings (losses)	$304	$261	$—	$92	$39	$34	$28	$(58)	$700

(1)
Management believes Income (Loss) Before Interest and Tax is a useful measurement of our segments' performance because it can be used to evaluate the effectiveness of our operations exclusive of interest and income tax, neither of which is directly relevant to the efficiency of those operations.

(2)	Includes interest income, interest expense and preferred dividends.

(3)	As adjusted for the retrospective adoption of ASU 2017-07.

(4)	As adjusted for a reclassification to conform to current year presentation.